UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act Of 1934

July 15, 2013

Date of Report (Date of earliest event reported)

___________________________________________________________

ACURA PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

___________________________________________________________

State of New York	1-10113	11-0853640
(State of Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

616 N. North Court, Suite 120

Palatine, Illinois 60067

(Address of principal executive offices) (Zip Code)

(847) 705-7709

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d- 2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e- 4(c))

Item 8.01 Other Events

On July 15, 2013 we issued a press release announcing that a second generation prototype formulation of our methamphetamine-resistant IMPEDE technology with pseudoephedrine hydrochloride yielded no measurable amount of crystal meth (the street name for the illicit drug methamphetamine hydrochloride) when processed in the direct conversion or one-pot method and that we intend to immediately commence development of an upgraded NEXAFED [pseudoephedrine hydrochloride] Tablet using IMPEDE 2.0. The press release is attached hereto and filed as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release dated July 15, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACURA PHARMACEUTICALS, INC.

By:	/s/ Peter A. Calamine
Peter A. Calamine Senior Vice President & Chief Financial Officer

Date: July 15, 2013

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated July 15, 2013